                                  Exhibit 13

                        Lincoln National Life Account H

              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

A. STANDARDIZED PERFORMANCE

     The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                      n
      P * ( 1 + T )      = ERV

      Where:

        P = a hypothetical initial purchase payment of $1,000

        T = average annual total return for the period in question

        n = number of years

        ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof).

     The formula assumes that : 1) all recurring fees have been charged to Contract Owner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in questions; 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

B. NON-STANDARDIZED QUOTATIONS

     This schedule present the formulas and calculation employed in producing the performance quotations set out in the SAI, under the heading, "NON-STANDARDIZED INVESTMENT RESULTS--SUN-ACCOUNTS OF ACCOUNT H". Amount and Compound Growth Rate calculations are shown for all base periods disclosed.

     The formula for calculating the current Amount of an originally invested $10,000 for a particular base period is:

          CP = ( X / Y ) * $10,000

          where:

                 CP = Amount at End of Base Period

                  X = Accumulation Unit Value at End of Base Period

                  Y = Accumulation Unit Value at Beginning of Base Period

     The formula for calculating the Compound Growth Rate for a particular base period is:

                          ( 1 / N )
          GR = ( X / Y )             - 1

          where:

                 GR = Annualized Return

                  X = Accumulation Unit Value at End of Base Period

                  Y = Accumulation Unit Value at Beginning of Base Period

                  N = Number of Years of Fund Performance Being Evaluated

Separate Account H - Standardized 1 Year Returns

-----------------------------------------------------------------------------------------------------
ONE YEAR RETURNS PERIOD ENDING 12/31/1996:
-----------------------------------------------------------------------------------------------------
                 Growth      Growth     High Yield    Cash        Gov't       Asset     International
                 Series      Income        Bond                             Allocation
-----------------------------------------------------------------------------------------------------
Fund Value      $1,109.99   $1,159.61   $1,112.90   $1.033.73   $1,014.25    $1,133.13   $1,142.86
Fee             $    0.62   $    0.64   $    0.62   $    0.60   $    0.59    $    0.63   $    0.63
Surr Charge     $   60.00   $   60.00   $   60.00   $   60.00   $   60.00    $   60.00   $   60.00
Final Value     $1,049.37   $1,098.97   $1,052.28   $  973.13   $  953.66    $1,072.51   $1,082.23
Annual Return       4.94%       9.90%       5.23%      -2.69%      -4.63%        7.25%       8.22%
-----------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000* (31-Dec-96 Unit Value/31-Dec-95 Unit Value) - Annual Fee - Surrender Charge

Annual Return = Final Value/1,000 - 1

Unit Values

----------------------------------------------------------------------------------------------
              Growth      Growth     High Yield    Cash     Gov't       Asset    International
Date          Series      Income        Bond                         Allocation
----------------------------------------------------------------------------------------------
31-Dec-95    1.986187    1.822127    1.755828    1.211566  1.512413    1.735523       1.505391
31-Dec-96    2.204645    2.112956    1.954056    1.252429  1.533965    1.966582       1.720458
----------------------------------------------------------------------------------------------

Separate Account H - Standardized 5 Year Returns

-------------------------------------------------------------------------------------------------------------------------
FIVE YEAR RETURNS PERIOD ENDING 12/31/1996:
-------------------------------------------------------------------------------------------------------------------------
                Growth          Growth          High Yield      Cash            Gov't             Asset     International
                Series          Income             Bond                                         Allocation
-------------------------------------------------------------------------------------------------------------------------
One Year        $1,089.77       $1,061.70       $1,106.43       $1,015.36       $1,058.49       $1,067.32       $975.38
Fee                 $0.77           $0.76           $0.78           $0.75           $0.76           $0.76         $0.73
Final Value     $1,089.00       $1,060.94       $1,105.65       $1,014.61       $1,057.73       $1,066.56       $974.65
Two Year        $1,246.19       $1,172.07       $1,266.37       $1,024.66       $1,156.78       $1,158.53     $1,288.21
Fee                 $0.85           $0.81           $0.86           $0.74           $0.80           $0.81         $0.82
Final Value     $1,245.34       $1,171.26       $1,265.50       $1,023.92       $1,155.98       $1,157.72     $1,287.39
Three Year      $1,231.00       $1,176.03       $1,163.32       $1,046.21       $1.087.67       $1,135.54     $1,290.70
Fee                 $0.90           $0.85           $0.88           $0.75           $0.81           $0.83         $0.93
Final Value     $1,230.10       $1,175.18       $1,162.44       $1,045.46       $1,086.85       $1,134.71     $1,289.76
Four Year       $1,620.63       $1,548.86       $1,393.51       $1.085.45       $1,233.65       $1,453.97     $1,446.40
Fee                 $0.94           $0.90           $0.85           $0.71           $0.77           $0.86         $0.91
Final Value     $1,619.69       $1,547.96       $1,392.66       $1,084.74       $1,232.88       $1,453.11     $1,445.50
Five Year       $1,797.84       $1,795.03       $1,549.89       $1,121.33       $1,250.45       $1,646.57     $1,652.01
Fee                 $1.01           $0.98           $0.87           $0.65           $0.73           $0.91         $0.91
Surr Charge        $20.00          $20.00          $20.00          $20.00          $20.00          $20.00        $20.00
Final Value     $1,776.83       $1,774.04       $1,529.03       $1,100.68       $1,229.72       $1,625.66     $1,631.10
Annual Return      12.18%          12.15%           8.86%           1.94%           4.22%          10.21%        10.28%
-------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value Year Two = 1,000 * (31-Dec-92 Unit Value/31-Dec-91 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-93 Unit Value/31-Dec-92 Unit Value) - Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-94 Unit Value/31-Dec-93 Unit Value) - Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee Year Five - Surrender Charge
Final Value Year Five = 1,000 * (31-Dec-96 Unit Value/31-Dec-95 Unit Value) - Annual Fee Year Five - Surrender Charge

Annual Return = (Final Value Year Five/ 1000) (1/5) - 1

Unit Values

------------------------------------------------------------------------------------------------------------------------
                Growth          Growth         High Yield        Cash            Gov't           Asset     International
   Date         Series          Income            Bond                                        Allocation
------------------------------------------------------------------------------------------------------------------------
31-Dec-91       1.222965        1.173922        1.257308        1.113764        1.223318        1.191085        1.038587
31-Dec-92       1.332750        1.246358        1.391118        1.130871        1.294868        1.271271        1.013017
31-Dec-93       1.525124        1.376907        1.593334        1.142068        1.416131        1.380900        1.338925
31-Dec-94       1.507567        1.382521        1.464678        1.166927        1.332445        1.354439        1.342363
31-Dec-95       1.986187        1.822127        1.755828        1.211566        1.512413        1.735523        1.505391
31-Dec-96       2.204645        2.112956        1.954056        1.252429        1.533965        1.966582        1.720458
------------------------------------------------------------------------------------------------------------------------

Separate Account H - Standardized 10 Year/Lifetime Returns

--------------------------------------------------------------------------------
10 YEAR/LIFETIME RETURNS PERIOD ENDING 12/31/1996:
--------------------------------------------------------------------------------

                    Growth     Growth    High Yield     Cash        Gov't
                    Series     Income       Bond
--------------------------------------------------------------------------------
Year One          $1,063.76   $  989.81   $1,031.55   $1,043.49   $  968.24
Fee                   $0.72       $0.70       $0.71       $0.72       $0.69
Final Value       $1,063.04   $  989.11   $1,030.84   $1,042.78   $  967.55
--------------------------------------------------------------------------------
Year Two          $1,198.04   $1,113.44   $1,162.46   $1,097.97   $1,028.71
Fee                   $0.79       $0.74       $0.77       $0.75       $0.70
Final Value       $1,197.25   $1,112.71   $1,161.69   $1,097.22   $1,028.02
--------------------------------------------------------------------------------
Year Three        $1,545.47   $1,372.96   $1,262.57   $1,174.09   $1,120.43
Fee                   $0.96       $0.87       $0.85       $0.79       $0.75
Final Value       $1,544.51   $1,372.09   $1,262.72   $1,173.30   $1,119.67
--------------------------------------------------------------------------------
Year Four         $1,452.87   $1,315.24   $1,288.78   $1,245.34   $1,194.16
Fee                   $1.05       $0.94       $0.89       $0.85       $0.81
Final Value       $1,451.83   $1,314.30   $1,287.88   $1,244.49   $1,193.35
--------------------------------------------------------------------------------
Year Five         $1,903.64   $1,604.38   $1,603.77   $1,292.26   $1,361.13
Fee                   $1.17       $1.02       $1.01       $0.89       $0.89
Final Value       $1,902.46   $1,603.36   $1,602.76   $1,291.37   $1,360.24
--------------------------------------------------------------------------------
Year Six          $2,073.25   $1,702.30   $1,773.33   $1,311.20   $1,439.80
Fee                   $1.47       $1.22       $1.25       $0.96       $1.04
Final Value       $2,071.78   $1,701.07   $1,772.09   $1,310.24   $1,438.76
--------------------------------------------------------------------------------
Year Seven        $2,370.82   $1,879.25   $2,029.68   $1,323.21   $1,573.50
Fee                   $1.61       $1.30       $1.38       $0.96       $1.09
Final Value       $2,369.21   $1,877.95   $2,028.30   $1,322.26   $1,572.40
--------------------------------------------------------------------------------
Year Eight        $2,341.94   $1,885.61   $1,864.52   $1,351.04   $1,479.48
Fee                   $1.71       $1.36       $1.41       $0.97       $1.11
Final Value       $2,340.23   $1,884.24   $1,863.11   $1,350.07   $1,478.38
--------------------------------------------------------------------------------
Year Nine         $3,083.20   $2,483.38   $2,233.46   $1,401.71   $1,678.06
Fee                   $1.80       $1.45       $1.36       $0.91       $1.05
Final Value       $3,081.40   $2,481.94   $2,232.10   $1,400.80   $1,677.01
--------------------------------------------------------------------------------
Year Ten          $3,420.32   $2,878.08   $2,484.10   $1,448.05   $1,700.91
Fee                   $1.91       $1.58       $1.39       $0.84       $0.99
Surr Charge           $0.00       $0.00       $0.00       $0.00       $0.00
Final Value       $3,418.41   $2,876.50   $2,482.72   $1,447.21   $1,699.91
Period                   10          10          10          10          10
Annual Return         13.08%      11.14%       9.52%       3.77%       5.45%
--------------------------------------------------------------------------------

-------------------------------------------------------
                    Asset      Intenational   Bond Fund
                  Allocation
-------------------------------------------------------
Year One          $  999.40     $1,002.35     $1,041.22
Fee                   $0.70         $0.70         $0.60
Final Value       $  998.70     $1,001.65     $1,040.62
-------------------------------------------------------
Year Two          $1,108.78     $1,073.40
Fee                   $0.74         $0.73
Final Value       $1,108.04     $1,072.68
-------------------------------------------------------
Year Three        $1,245.26     $1,101.58
Fee                   $0.82         $0.80
Final Value       $1,244.44     $1,100.77
-------------------------------------------------------
Year Four         $1,333.32     $1,357.48
Fee                   $0.95         $0.89
Final Value       $1,332.36     $1,356.59
-------------------------------------------------------
Year Five         $1,355.47     $1,373.66
Fee                   $0.98         $0.99
Final Value       $1,354.49     $1,372.67
-------------------------------------------------------
Year Six          $1,583.30     $1,590.76
Fee                   $1.07         $0.98
Final Value       $1,582.24     $1,589.78
-------------------------------------------------------
Year Seven        $1,779.40     $1,713.49
Fee                   $1.11         $0.97
Final Value       $1,778.28     $1,712.52
-------------------------------------------------------
Year Eight        $1,957.24
Fee                   $1.10
Final Value       $1,956.14
-------------------------------------------------------
Year Nine
Fee
Final Value
-------------------------------------------------------
Year Ten
Fee
Surr Charge          $10.00        $10.00        $60.00
Final Value       $1,956.14     $1,702.52     $  980.62
Period             7.416438     6.6684932      0.994536
Annual Return          9.47%         8.31%        -1.94%
-------------------------------------------------------

Separate Account H - Standardized 10 Year/Lifetime Returns

Calculation of Annual Return (Excluding Asset Allocation and International Funds)
Final Value Year Two=1,000*(31-Dec-87 Unit Value/31-Dec-86 Unit Value)-Annual Fee Year Two
Final Value Year Three=1,000*(31-Dec-88 Unit Value/31-Dec-87 Unit Value)-Annual Fee Year Three
Final Value Year Four=1,000*(31-Dec-89 Unit Value/31-Dec-88 Unit Value)-Annual Fee Year Four
Final Value Year Five=1,000*(31-Dec-90 Unit Value/31-Dec-89 Unit Value)-Annual Fee Year Five
Final Value Year Six=1,000*(31-Dec-91 Unit Value/31-Dec-90 Unit Value)-Annual Fee Year Six
Final Value Year Seven=1,000*(31-Dec-92 Unit Value/31-Dec-91 Unit Value)-Annual Fee Year Seven
Final Value Year Eight=1,000*(31-Dec-93 Unit Value/31-Dec-92 Unit Value)-Annual Fee Year Eight
Final Value Year Nine=1,000*(31-Dec-94 Unit Value/31-Dec-93 Unit Value)-Annual Fee Year Nine
Final Value Year Ten =1,000*(31-Dec 95 Unit Value/31-Dec-94 Unit Value)-Annual Fee Year Ten-Surrender Charge
Final Value Year Ten=1,000*(31-Dec-96 Unit Value/31-Dec-95 Unit Value)-Annual Fee Year Ten-Surrender Charge

Calculation of Annual Return for Asset Allocation Fund

Final Value Year One=1,000*(01-Aug-90 Unit Value/01-Aug-89 Unit Value)-Annual Fee Year One
Final Value Year Two=1,000*(01-Aug-91 Unit Value/01-Aug-90 Unit Value)-Annual Fee Year Two
Final Value Year Three=1,000*(01-Aug-92 Unit Value/01-Aug-91 Unit Value)-Annual Fee Year Three
Final Value Year Four=1,000*(01-Aug-93 Unit Value/01-Aug-92 Unit Value)-Annual Fee Year Four
Final Value Year Five=1,000*(01-Aug-94 Unit Value/01-Aug-93 Unit Value)-Annual Fee Year Five
Final Value Year Six=1,000*(01-Aug-95 Unit Value/01-Aug-94 Unit Value)-Annual Fee Year Six
Final Value Year Seven=1,000*(01-Aug-96 Unit Value/01-Aug-95 Unit Value)-Annual Fee Year Seven
Final Value Year Seven=1,000*(31-Dec-96 Unit Value/01-Aug-96 Unit Value)-Annual Fee Year Eight-Surrender Charge

Calculation of Annual Return for International Fund

Final Value Year One=1,000*(01-May-91 Unit Value/01-May-90 Unit Value)-Annual Fee Year One
Final Value Year Two=1,000*(01-May-92 Unit Value/01-May-91 Unit Value)-Annual Fee Year Two
Final Value Year Three=1,000*(01-May-93 Unit Value/01-May-92 Unit Value)-Annual Fee Year Three
Final Value Year Four=1,000*(01-May-94 Unit Value/01-May-93 Unit Value)-Annual Fee Year Four
Final Value Year Five=1,000*(01-May-95 Unit Value/01-May-94 Unit Value)-Annual Fee Year Five
Final Value Year Six=1,000*(01-May-96 Unit Value/01-May-95 Unit Value)-Annual Fee Year-Six
Final Value Year Seven=1,000*(31-Dec-96 Unit Value/01-May-96 Unit Value)-Annual Fee Year Seven-Surrender Charge

Calculation of Annual Return for Bond Fund

Final Value Year One=1,000*(31-Dec -96 Unit Value/02-Jan-96 Unit Value)-Annual Fee Year One-Surrender Charge

Annual Return=(Final Value/1,000) (1/period)-1

Separate Account H - Standardized 10 Year/Lifetime Returns

Unit Values

-----------------------------------------------------------------------------------------------------------------------------------
             Growth    Growth    High Yield    Cash      Gov't       Asset                International          Bond Fund
             Series    Income       Bond                           Allocation
-----------------------------------------------------------------------------------------------------------------------------------
31-Dec-86   0.640714   0.729714   0.781844   0.859529   0.896291
31-Dec-87   0.681568   0.722278   0.806513   0.896913   0.867827
30-Dec-88   0.768126   0.813066   0.909485   0.944386   0.922683   01-Aug-89    1.000000
31-Dec-89   0.991530   1.003234   1.988465   0 010547   1.005656   01-Aug-90    1.999396  01-May-90   0.999955
31-Dec-90   0.932705   0.96167    1.009661   0.072598   1.072524   01-Aug-91    1.109554  01-May-91   1.002306
31-Dec-91   1.222965   1.173922   1.257308   0.113764   1.223318   01-Aug-92    1.246964  01-May-92   1.074107
30-Dec-92   1.332750   1.246358   1.391118   0.130871   1.294868   01-Aug-93    1.336022  01-May-93   1.103043
31-Dec-93   1.525124   1.376907   1.593334   0.142068   1.416131   01-Aug-94    1.359192  01-May-94   1.360279
31-Dec-94   1.507567   1.382521   1.464678   0.166927   1.332445   01-Aug-95    1.588794  01-May-95   1.377395
31-Dec-95   1.986187   1.822127   1.755828   0.211566   1.512413   01-Aug-96    1.786772  01-May-96   1.596240  02-Jan-96  1.000000
31-Dec-96   2.204645   2.112956   1.954056   0.252429   1.533965   31-Dec-96    1.966582  31-Dec-96   1.720458  31-Dec-96  1.041222
-----------------------------------------------------------------------------------------------------------------------------------


Non-standardized Performance-Separate Account H

Amount

----------------------------------------------------------------------------------------------------------------------------------
          Base Period                Growth    Growth   High Yield    Cash    Gov't      Asset      International    Bond Fund
  Years    Start Date    End Date    Series    Income      Bond                        Allocation
-----------------------------------------------------------------------------------------------------------------------------------
    1       31-Dec-95    31-Dec-96    11,100   11,596    11,129      10,337   10,142     11,331         11,429
    2       31-Dec-94    31-Dec-96    14,624   15,283    13,341      10,733   11,512     14,520         12,817
    3       31-Dec-93    31-Dec-96    14,456   15,346    12,264      10,966   10,832     14,241         12,850
    4       31-Dec-92    31-Dec-96    16,542   16,953    14,047      11,075   11,846     15,469         16,984
    5       31-Dec-91    31-Dec-96    18,027   17,999    15,542      11,245   12,539     16,511         16,565
  Life     See Below     31-Dec-96    52,461   50,594    39,403      17,155   20,142     19,666         17,205          10,412
------------------------------------------------------------------------------------------------------------------------------------

Amount=(End Date Unit Value/Start Date Unit Value)*10,000

Compound Growth Rate

------------------------------------------------------------------------------------------------------------------------------------
          Base Period                Growth    Growth   High Yield    Cash    Gov't      Asset      International    Bond Fund
  Years    Start Date    End Date    Series    Income      Bond                        Allocation
------------------------------------------------------------------------------------------------------------------------------------
    1       31-Dec-95    31-Dec-96   11.00%    15.96%     11.29%      3.37%    1.42%    13.31%         14.29%
    2       31-Dec-94    31-Dec-96   20.93%    23.63%     15.50%      3.60%    7.30%    20.50%         13.21%
    3       31-Dec-93    31-Dec-96   13.07%    15.34%      7.04%      3.12%    2.70%    12.51%          8.72%
    4       31-Dec-92    31-Dec-96   13.41%    14.11%      8.87%      2.59%    4.33%    11.52%         14.16%
    5       31-Dec-91    31-Dec-96   12.51%    12.47%      9.22%      2.37%    4.63%    10.55%         10.62%
  Life     See Below     31-Dec-96   13.71%    13.39%     11.21%      4.27%    6.50%     9.54%          8.47%          4.12%
------------------------------------------------------------------------------------------------------------------------------------
One Year Return=(31-Dec-96 Unit Value/31-Dec-95 Unit Value)-1
Two Year Return=(31-Dec-96 Unit Value/31-Dec-94 Unit Value) /greater than/ (1/2)-1
Three Year Return=(31-Dec-96 Unit Value/31-Dec-93 Unit Value) /greater than/ (1/3)-1
Four Year Return=(31-Dec-96 Unit Value/31-Dec-92 Unit Value) /greater than/ (1/4)-1
Five Year Return=(31-Dec-96 Unit Value/31-Dec-91 Unit Value) /greater than/ (1/5)-1
Life Return=(31-Dec-96 Unit Value/Inception Date Unit Value) /greater than/ (1/period)-1

Non-standardized Performance-Separate Account H

------------------------------------------------------------------------------------------------------------------------------------
Unit Values               Growth         Growth        High Yield     Cash       Gov't      Asset       International     Bond Fund
                          Series         Income           Bond                            Allocation
------------------------------------------------------------------------------------------------------------------------------------
          31-Dec-96      2.204645       2.112956        1.954056    1.252429   1.533965    1.966582       1.720458        1.0412221
          31-Dec-95      1.986187       1.822127        1.755828    1.211566   1.512413    1.735523       1.505391
          31-Dec-94      1.507567       1.382521        1.464678    1.166927   1.332445    1.354439       1.342363
          31-Dec-93      1.525124       1.376907        1.593334    1.142068   1.416131    1.380900       1.338925
          31-Dec-92      1.332750       1.246358        1.391118    1.130871   1.294868    1.271271       1.013017
          31-Dec-91      1.222965       1.173922        1.257308    1.113764   1.223318    1.191085       1.038587
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Life Returns              Growth         Growth        High Yield     Cash       Gov't      Asset       International     Bond Fund
                          Series         Income           Bond                            Allocation
------------------------------------------------------------------------------------------------------------------------------------
Inception/Start Date     02/08/84        02/08/84      02/08/84      02/08/84    11/19/85   08/01/89       05/01/90       01/02/96
Unit Value               0.420248         0.41763      0.495917      0.730058    0.761581   1.000000       1.000000       1.000000
Period (years)              12.90           12.90         12.90         12.90       11.12       7.42           6.67       0.997260
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